UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

 (Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

            Upright Growth Fund

________________________________________________________________________________________

ANNUAL REPORT

________________________________________________________________________________________

Upright Growth Fund

________________________________________________________________________________________

September 30, 2020

________________________________________________________________________________________

Letter to Shareholders…………………………………………………………………………………………1

Schedule of Investments ……………………………………………………………….…………………..5

Statement of Assets and Liabilities…………………………………………………………………………8

Statement of Operations…………………………………………………………………….………………9

Statement of Changes in Net Assets………………………………………………………….……………10

Financial Highlights………………………………………………………….……………………………..11

Notes to Financial Statements………………………………………………………………………………12

Fund Expense……………………………………………………………………………………………….15

Security Holdings by Industry Sector………………………………………………………………………16

Trustees and Officers………………………………………………………………………………………..18

Dec 8, 2020

Dear Valued Shareholder:

We would like to present the Annual Report of Upright Growth Fund for the fiscal year ended September 30, 2020.  The Fund increased 53.08% before taxes, versus the S&P 500 Index gain of  15.14%.

Market Review

There was unprecedented wild volatility in the stock market during the first quarter as the pandemic was unfolding. Numerous media outlets added fuel to the fire by reporting that we are heading into a prolonged recession in the magnitude not unlike 1929. The market dutifully reacted accordingly for a short period, during which time the stock market halted trading temporarily on a number of occasions when the “circuit breaker” was tripped due to rapid sell-off that dipped below a certain threshold. Even Warren Buffett said he never had such scenario played out in his lifetime.

Covid 19 caused the S&P 500 to lose around 37% in the first one and half months. This is an even bigger drop than during the 2008 financial crisis.

How did we respond to this pandemonium? We remained calm and used our past experience to handle this chaos.  We were also guided by science, the stock market indices of the past 100 years, to help weather this storm. It was an uncomfortable time but we did not sell in panic. On the contrary, we bought some at the bottom while turning upward.

In mid-March, the market made an unexpected vertical rebound. This year, with doubts on many people’s minds, the market is ending strong with impressive results. This is like a déjà vu of 2019, market drops dramatically and unexpectedly, many nervous investors sell in a panic, then a good rebound ensues.

As stated before, there were some anxieties behind such drastic fluctuations. We believe that after ten years of market growth, the stock prices are at a reasonable, and even at a slightly higher price range. And every bit of news could send the market reeling.

Some people question whether there are signs of a bubble in the market due to historic high valuations, such as S&P 500, pushing up the P/E ratio of US stocks. At the end of September 2020, the P/E ratio of US stocks is around 34, very close to the Shiller P/E ratio of 31, which is much higher than the historical average of about 16.

The stock price is not cheap, but the current 10-year bond rate is also at a relative historical low of about 0.68, dropping from 1.7% one year ago due to Fed’s unlimited quantitative easing during Covid 19. The dividend provided by the S&P 500 is close to 1.75% in September. So we believe that although US stocks are not cheap, there will not be a crash like the 2008 financial tsunami.

We continue to hold the same view as a year ago that when the market hits record highs, it is often due in large part to technological advancements, efficiency improvements, and the advent of the 5G communication era, all contributing to increased productivity of technology. With AI, driverless cars, electric vehicles and the application of virtual reality, we estimate that the stock market will advance in a turbulent wave. That said, we also pay close attention to the rationality of the stock market valuation.

Portfolio review

The main reason for the good performance this year has to do with the following holdings that are finally showing their growth momentum that we have been waiting for a while. These are Apple, Taiwan Semiconductor, Plug Power which delivered nearly five times growth in the past fiscal year, and Himax, which also joined this parade, finally, as we kept mentioning before that it will turn when the time is ready. It seems we are seeing light at the end of the tunnel especially when Himax announced earnings growth for three consecutive quarters in a row.

However, the pharmaceutical industry, with our heavy holding on TEVA, is still under the trading range but should have reached its bottom. We also estimate that there will be a good opportunity for the stock to climb in the next few years. It does challenge the investor’s patience. But we still believe its fair price will arrive as our other holdings did in 2020.

Conclusion

Do not let short-term uncertainty derail long-term investment goal. Periods of ambivalence can present challenges. Correction is also inevitable for the market that is continually reaching new highs. We deem it healthy and necessary, while at the same time we pay close attention to market and stock valuations. We appreciate your trust and business, more so when facing headwinds, and will always strive to achieve outstanding performance.

Sincerely,

David Y. S. Chiueh

Portfolio Manager

Upright Growth Fund

Upright Growth Fund VS. S&P 500 performance
$40,000.00
$35,000.00
$30,000.00
$25,000.00
$20,000.00
$15,000.00
$10,000.00
$5,000.00
$-
09/01/10
03/01/11
09/01/11
03/01/12
09/01/12
03/01/13
09/01/13
03/01/14
09/01/14
03/01/15
09/01/15
03/01/16
09/01/16
03/01/17
09/01/17
03/01/18
09/01/18
03/01/19
09/01/19
03/01/20
09/01/20
$36,240.25
$12,397.90
S&P500 Value
UPUPX Value

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For Periods ended September 30, 2020

	1 -Year	3 - Year	5 - Year	10 Year

Upright Growth Fund*	53.08%	-14.35%	-8.27%	2.49%
S&P 500 Index	15.14%	12.25%	14.12%	13.72%

* Inception January 21, 1999

Schedule of Investments
September 30, 2020

Description	Number of Shares	Market Value
Equities
Bank Industry 1.02%
Bank of America Corporation	6,000	144,540

Basic Material 0.61%
Dow Inc.	333	15,667
Steelcase Inc.	7,000	70,770
		86,437

Chemicals Specialty 0.03%
The Mosaic Company	200	3,654

Consumer 0.90%
Bed Bath & Beyond Inc.	8,500	127,330

Drug Manufacturer-other 6.74%
AbbVie Inc.	6,000	525,540
Teva Pharmaceutical Industries Limited* ADR	47,892	431,507
		957,047

Electronic Equipment 32.49%
Apple Inc.	24,800	2,872,088
Plug Power Inc.*	130,000	1,743,300
		4,615,388

Engineering & Construction 0.29%
Johnson Controls International plc	1,000	40,850

Generic Drug 2.05%
Bausch Health Companies Inc.	2,500	38,850
Mylan N.V.*	17,030	252,555
		291,405

Healthcare Services 0.21%
CVS Health Corporation	500	29,200

Household 0.13%
Whirlpool Corporation	100	18,389

Internet Services 1.59%
Alphabet Inc.*	100	146,960
Facebook, Inc.*	300	78,570
		225,530

Insurance 0.84%
Brighthouse Financial, Inc.*	1,000	26,910
MetLife, Inc.	2,500	92,925
		119,835

Medical Supplies 0.38%
Abbott Laboratories	500	54,415

Oil 0.15%
Chevron Corporation	300	21,600

Pharmaceutical 2.15%
Lannett Company, Inc.*	50,000	305,500

Retail Special Lines 4.14%
Alibaba Group Holding Limited*	2,000	587,960

Semiconductor 13.29%
Silicon Motion Technology Corporation	13,500	510,030
Taiwan Semiconductor Manufacturing Company Limited ADR	17,000	1,378,190
		1,888,220

IC Design 29.05%
Himax Technologies, Inc.* ADR	1,159,400	4,127,464

Total equities 96.06%		13,644,764

Exchange Traded Fund 3.01%
Direxion Daily Aerospace & Defense Bull 3X	4,500	46,800
Direxion Daily Industrials Bull 3X Shares	3,000	58,710
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	4,000	61,560
Direxion Daily Real Estate Bull 3X Shares	5,000	50,150
Direxion Daily Small Cap Bull (3x)	1,500	45,900
Direxion Financial Bull 3x	2,000	67,740
Direxion Large Cap Bull 3x	600	31,596
Direxion Mid Cap Bull 3x Shares	3,000	65,100
		427,556

Short-term Investments 1.73%
Invesco Treasury Portfolio Institutional	246,185	246,185

Total Investments		14,318,505
(Cost 18,555,111) 100.80%

Other Assets less Liabilities -0.80%		(112,201)

Net Assets 100%		14,206,304

* Non income producing securities

ADR - American Depository Receipt

See accompanying notes to financial statements

Upright Growth Fund

Statement of Assets and Liabilities
September 30, 2020

ASSETS
Investments, at market value (Identified cost $18,555,111)	14,318,505
Cash	2,114
Accrued dividend and interest receivable	6,632
Total Assets	$14,327,251

LIABILITIES
Accrued Investment advisory fees	76,205
Accrued Administrative fees	21,082
Accrued Custodian fees	4,865
Accrued Auditor and legal fees	11,049
Accrued Trustee fees	5,220
Accrued Other Expenses	1,897
Miscellaneous	629
Total Liabilities	$120,974

NET ASSETS	$14,206,304

NET ASSETS CONSIST OF
Paid-in capital	16,870,102
Total distributable losses	(2,663,798)

Net Assets (based on 2,379,590 shares outstanding)	$14,206,304

Net Asset Value, redemption price per share	5.97

See accompanying notes to financial statements

Upright Growth Fund

Statement of Operations
September 30, 2020

INVESTMENT INCOME
Dividend income	113,616
Interest income	591

Total investment income	$114,206

EXPENSES
Investment advisory fees	178,367
Administrative fees	52,536
Custodian fees	8,145
Auditors and legal fees	16,715
Trustee fees	3,140
Insurance fees	1,098
Miscellaneous	4,599
Total expenses	$264,600

NET INVESTMENT LOSS	$ (150,394)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment securities	(23,235)
Change in net unrealized appreciation on investments	5,142,907

Total realized and unrealized gain on investments-net	$ 5,119,672

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,969,278

See accompanying notes to financial statements

Upright Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30
	2020	2019
OPERATIONS
Net investment loss	$(150,394)	$(104,150)
Net realized gain (loss) on investment transactions	$(23,235)	$189,027
Net change in unrealized appreciation (depreciation) on investments	$5,142,907	$(5,298,922)
Net increase (decrease) in net assets from operations	$4,969,278	$(5,214,045)

Distributions to Shareholders
From realized gains from securities transactions	-	-

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	$71,431	$264,973
Payments for shares redeemed	$(213,417)	$(59,252)
Reinvestment of distributions	-	-
Net increase (decrease) in net assets from capital share transactions	$ (141,986)	$205,721

TOTAL INCREASE (DECREASE) IN NET ASSETS	$ 4,827,292	$ (5,008,324)

NET ASSETS:
Beginning of year	$9,378,900	$14,387,224
End of year	$14,206,299	$9,378,900

CHANGES IN SHARES OUTSTANDING
Shares sold	14,908	61,150
Shares reinvested	-	-
Shares redeemed	42,313	11,841
Net increase (decrease) in shares outstanding	(27,405)	49,309

See accompanying notes to financial statements

Upright Growth Fund

Financial Highlights

Selected data for a share outstanding throughout each year

	Years ended September 30
	2020	2019	2018	2017	2016
PER SHARE DATA
Net asset value, beginning of year	3.90	6.10	9.83	13.48	12.18

Investment operations:
Net investment loss	-0.06	-0.04	-0.05	-0.11	-0.07
Net realized and unrealized gain -loss on investments	2.13	-2.16	-3.38	1.29	2.02

Total from investment operations	2.07	-2.20	-3.43	1.40	1.95

Less distributions from net investment income	-	-	-0.30	-2.25	-0.65

Net asset value, end of period	5.97	3.90	6.10	9.83	13.48

TOTAL RETURN	53.08%	-36.07%	-37.97%	-11.50%	16.62%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period -thousands	14,206	9,379	14,387	16,563	10,025

Ratio of net expenses to average net assets	2.20%	2.15%	2.31%	2.40%	2.19%
Ratio of net investment income -loss to average net assets	-1.25%	-0.99%	-0.73%	-0.96%	-0.54%
Portfolio turnover rate	3.75%	3.97%	128.81%	329.36%	10.19%

Note: The Fund uses the average share method to calculate selected data per share, and average net assets to calculate the supplemental ratios throughout each year.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open- end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently includes Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows the investment company accounting and reporting requirements of the Financial Accounting Standards Board (“FASB”) ASC Accounting Standard Codification 946.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2020:

Level 1	$ 14,318,505
Level 2	-
Level 3	-
Total	$ 14,318,505

During the year ended September 30, 2020, there were no transfers between Level 1 and Level 2.

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the Ex-dividend date.

During the year ended September 30, 2016, the Fund failed the diversification of assets under the Internal Revenue Code (IRC) Subchapter M for the third quarter ending June 30, 2016.  The Fund had six months to correct the diversification of assets subject to penalty assessed under IRC Subchapter M. The Fund requested a waiver of this penalty from the Internal Revenue Service (“IRS”) and to date, the IRS has not either assessed or waived the penalty.  Any penalty assessed by the IRS will be assumed by the Advisor.  Tax year 2016 remains subject to examination by the IRS.

On August 20, 2018 the Fund held a special proxy meeting and approved the conversion from a Diversified Fund to a Non-Diversified Fund.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter into any repurchase agreements during 2018 or 2019.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2020.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  The Fund did not purchase any securities on margin during fiscal year ended September 30, 2020.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2020 (excluding repurchase agreements and short-term securities), were as follows:

	Other than U.S. Govt. Securities	U.S. Govt. Securities
Purchases	$438,821	-
Proceeds from sales	$531,618	-

As of September 30, 2020, the gross unrealized appreciation for all securities totaled $6,415,019 and the gross unrealized depreciation for all securities totaled $ (10,651,625) for a net unrealized depreciation of $ (4,236,606) for tax purposes.  The aggregate cost of securities including money funds on September 30, 2020 was $ 18,555,111 for tax purposes.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets. The Fund has accrued $76,205 of adviser fees at September 30, 2020.  During the year ended September 30, 2020 the fund incurred $178,367 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million and $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund’s Prospectus and Statement of Additional Information.

The Fund has accrued $21,082 of administrative fees at September 30, 2020. During the year ended September 30, 2020, the Fund incurred $52,536 in administrative fees.

The adviser has paid the trustee fee; accordingly, the trustee fee payable is due to the advisor.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund.

5. DERIVATIVES

A derivative is a financial instrument which has a value that is based on—or “derived from”—the values of other assets.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain on investments	$1,572,808
Unrealized depreciation on investments	$ (4,236,606)
Total	$(2,663,798)

The tax character of distributions paid for the years ended September 30, 2019 and 2018 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/20	-	-	-
9/30/19	-	-	-

7. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements

Upright Growth Fund

Boyle CPA, LLC

Certified Public Accountants & Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and

Shareholders of Upright Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Upright Growth Fund (the “Fund”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, and changes in net assets for each of the two years in the period ended September 30, 2020, and the financial highlights for the each of the three years in the period ended September 30, 2020, and the related notes (collectively referred to as the “financial statements”).  The Financial Highlights for the years ended September 30, 2017 and 2016 were audited by other auditors whose report dated January 12, 2018, expressed an unqualified opinion on the financial statements and financial highlights. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year ended September 30, 2020, and the changes in net assets and financial highlights for each of the two years in the period ended September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audit provides a reasonable basis for our opinion.

/s/ Boyle CPA, LLC

We have served as the Company’s auditor since 2018

Bayville, NJ

December 21, 2020

361 Hopedale Drive SE

                                                                                  P (732) 822-4427

Bayville, NJ 08721

F (732) 510-0665

Upright Growth Fund

(unaudited)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form NPort-Ex. The Fund’s Forms NPort-Ex are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms NPort-Ex may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fund Expenses

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2020	September 30, 2020	April 1, 2020 to September 30, 2020

Actual	$1,000.00	$1,530.77	$13.92
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,028.00	$11.08

* Expenses are equal to the Fund's annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 Security Holdings by Industry Sector

September 30, 2020
(unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Security Holdings by Industry Sector
September 30, 2020
Electronic Equipment
IC Design
Semiconductor
Drug Manufacturer
Retail Special Lines
ETF
Pharmaceutical
Generic Drug
Internet Services
Bank Industry
Consumer
Insurance
Basic Material
Medical Supplies
Engineering & Construction
Healthcare Services
Oil

The pie chart calculation is based on Total Investments of $14,206,304

Upright Growth Fund

(unaudited)

Approval of the Advisory Contract

Approval of Investment Advisory Contract.  At a meeting held on June 21, 2019, the Board of Trustees, including the Independent Trustee, unanimously renewed the Investment Advisory Agreement between the Fund and the Adviser.  To assist the Board in their evaluation of the Investment Advisory Agreement, the Board was supplied with supporting information from the Adviser in advance of the meeting.  The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement.

Fund and Adviser Performance. The Board reviewed the performance returns of the Fund as compared with various benchmarks for different time periods.  Specifically, they were presented with average annual total returns of the Fund for various time periods, as compared to the returns of a peer group of funds and the S&P 500 Index.  The Trustees noted that the Fund's performance compared favorably to the peer group, and its relevant benchmark on a consistent basis.  The Board also took into consideration that the Fund tended to outperform its peers in both up and down markets.  Finally, the Board noted the Fund's low portfolio turnover rate and its high tax efficiency ranking.  The Board concluded that the Fund's performance history makes a compelling case that the Adviser had consistently and successfully managed the Fund in accordance with its stated objectives.

Nature, Quality, and Extent of Services Provided.  When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser.  The Board also analyzed the Adviser's experience and the capabilities of the portfolio manager.  The Board noted that the level of shareholder redemptions historically has been extremely low, which they concluded is a reflection of the quality of the services provided by the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as an impressive shareholder redemption ratio, the Board concluded that the services provided to the Fund by the Adviser were superior.

Comparison with Other Contracts and Other Clients.  The Board discussed at length the advisory fee of 1.5% of daily net assets and approved the change of the rate.

The Board noted that while that the Adviser received an Administrative Fee of 0.45% of daily net assets, the fee was well below the level necessary to cover expenses.  Starting from 10/01/2014, the rate was changed as follows. The Fund shall pay the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

Cost of Services and Profits to be realized by the Adviser.  In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund.  Consequently, the Board concluded that the Adviser was merely breaking even on its overall relationship with the Fund.

Economies of Scale.  The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.  The Board noted that the Fund's total expense ratio has generally declined as net assets have increased.  The Board also noted that the Adviser's profitability has remained low.  Noting that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown due to the efforts of the administrator and the Adviser, the Board concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints.

Other Benefits. The Board considered other benefits to the Adviser as a result of its relationship to the Fund.  Aside from the management fee, the Board considered the Adviser's receipt of an administrative fee.  After reviewing the administrative services provided by the Adviser, the Board considered this benefit to be reasonable.  The Adviser does not receive soft dollar credits, nor does it execute portfolio transactions through affiliated brokers.

The Board did not identify any single factor discussed previously as all-important or controlling in their determination to renew the Investment Advisory Agreement. The Board, including the Independent Trustee, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor.

Mr. David Chiueh owns 100% of the stock of the Advisory, Upright Financial Corporation.

Proxy Voting Guidelines.

Because the Fund holds only extremely small positions in the voting securities of any issuer, the board reconfirmed on April 25, 2014 that there was limited value to voting any of the Fund's shares and decided not to exercise the Fund's right to vote. No votes have been cast on securities by the Fund during the reporting period. However, if the fund is to obtain larger positions in the voting securities of any issuer or if the board decides to exercise its right to vote, the process will follow the procedures as described in the fund prospectus.  A record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling collect, 1-973-533-1818, or by accessing the SEC’s website at www.sec.gov.

Trustees and Officers (unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Avenue East Hanover, NJ 07936 Year of Birth: 1957	Trustee since 1998; Chief Executive Officer and Chief Compliance Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alice Chen 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee	Since November 2009/ Indefinite	Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China Senior Administrator, J&M Manufacturing Corp, New Jersey	3	Alice N Chen Bing B Chen JTWROS
Evelyn Kung 349 Ridgedale Ave East Hanover NJ 07936	Trustee	Since November 2009/ Indefinite	Active CPA practitioner/business owner since 1989	3	None
Marco Yeh 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee	Since November 2009/ Indefinite	Eunice Industry Corp. Industry City, CA President 2007	3	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Boyle CPA, LLC

361 Hopedale Drive SE

Bayville, NJ 08721

(732)-822-4427

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Trustees

David Y.S. Chiueh

Alice Chen

Evelyn Kung

Marco Yeh

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 21, 2020

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 21, 2020

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)   Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experience in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2020

$11,000

FY 2019

$11,000

(b) Audit-Related Fees

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2020

$ 0

FY 2019

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2020, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 21, 2020

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 21, 2020

* Print the name and title of each signing officer under his or her signature.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Assets Allocation Plus Fund

____________________________________________________________________________________________

September 30, 2020

____________________________________________________________________________________________

Letter to Shareholders…………………………………………………………………………………………3

Schedule of Investments ……………………………………………………………….……………………..7

Statement of Assets and Liabilities……………………………………………………………………………9

Statement of Operations…………………………………………………………………….……………..…10

Statements of Changes in Net Assets………………………………………………………….…………..…11

Financial Highlights……………………………………………………………………………………….....12

Notes to Financial Statements………………………………………………………………………………..13

Fund Expenses..………………………………………………………………………………………….…..16

Security Holdings by Industry Sector…………………………………………………………………….….17

Trustees and Officers………………………………………………………………………………………...18

Dear Valued Shareholder:

We would like to present the Annual Report of Upright Assets Allocation Plus Fund for the fiscal year ended September 30, 2020.  The Fund increased 18.64% before taxes, versus the Dow Jones Moderate US Portfolio Index (P60US) gain of 7.25%.

Market Review

There was unprecedented wide volatility in the stock market during the first quarter as the pandemic was unfolding. Numerous media outlets added fuel to the fire by reporting that we are heading into a prolonged recession in the magnitude not unlike 1929. The market dutifully reacted accordingly for a short period, during which time the stock market halted trading temporarily on a number of occasions when the “circuit breaker” was tripped due to rapid sell-off that dipped below a certain threshold. Even Warren Buffett said he never had such scenario played out in his lifetime.

Covid 19 caused the S&P 500 to lose around 37% in the first one and half months. This is an even bigger drop than during the 2008 financial crisis.

How did we respond to this pandemonium? We remained calm and used our past experience to handle this chaos.  We were also guided by science, the stock market indices of the past 100 years, to help weather this storm. It was an uncomfortable time but we did not sell in panic. On the contrary, we bought some at the bottom while turning upward.

In mid-March, the market made an unexpected vertical rebound. This year, with doubts on many people’s minds, the market is ending strong with impressive results. This is like a déjà vu of 2019, market drops dramatically and unexpectedly, many nervous investors sell in a panic, then a good rebound ensues.

As stated before, there were some anxieties behind such drastic fluctuations. We believe that after ten years of market growth, the stock prices are at a reasonable, and even at a slightly higher price range. And every bit of news could send the market reeling.

Some people question whether there are signs of a bubble in the market due to historic high valuations, such as S&P 500, pushing up the P/E ratio of US stocks. At the end of September 2020, the P/E ratio of US stocks is around 34, very close to the Shiller P/E ratio of 31, which is much higher than the historical average of about 16.

The stock price is not cheap, but the current 10-year bond rate is also at a relative historical low of about 0.68, dropping from 1.7% one year ago due to Fed’s unlimited quantitative easing during Covid 19. The dividend provided by the S&P 500 is close to 1.75% in September. So we believe that although US stocks are not cheap, there will not be a crash like the 2008 financial tsunami.

We continue to hold the same view as a year ago that when the market hits record highs, it is often due in large part to technological advancements, efficiency improvements, and the advent of the 5G communication era, all contributing to increased productivity of technology. With AI, driverless cars, electric vehicles and the application of virtual reality, we estimate that the stock market will advance in a turbulent wave. That said, we also pay close attention to the rationality of the stock market valuation.

Portfolio review

The main reason for the good performance this year has to do with the following holdings that are finally showing their growth momentum that we have been waiting for a while. Himax, finally, as we kept mentioning before that it will turn when the time is ready. It seems we are seeing light at the end of the tunnel especially when Himax announced earnings growth for three consecutive quarters in a row. We also bought ETFs when they were oversold and have shown outstanding returns.

Conclusion

Do not let short-term uncertainty derail long-term investment goal. Periods of ambivalence can present challenges. Correction is also inevitable for the market that is continually reaching new highs. We deem it healthy and necessary, while at the same time we pay close attention to market and stock valuations. We appreciate your trust and business, more so when facing headwinds, and will always strive to achieve outstanding performance.

Sincerely,

David Y. S. Chiueh

Portfolio Manager

Upright Assets Allocation Plus Fund

Upright Assets Allocation Fund VS. Bechmark performance
upaax value
P60US value
LUGCTRUU Value
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
12,206
11,858
7,830
10/1/2017
1/1/2018
4/1/2018
7/1/2018
10/1/2018
1/1/2019
4/1/2019
7/1/2019
10/1/2019
1/1/2020
4/1/2020
7/1/2020

This chart reflects the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Dow Jones Moderate US Portfolio Index (P60US) - is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor's desired risk profile.

Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU) - It is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities.

Average Annual Returns

September 30, 2020

	1-Year	Since Inception （10/10/2017）
Upright Assets Allocation Plus Fund (UPAAX)	18.64%	-7.90%
Dow Jones Moderate US Portfolio Index (P60US)	7.25%	6.94%
Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU)	8.03%	5.90%

Schedule of Investments

September 30, 2020

Description	Quantity	Market Value
Equities
Consumer 1.50%
Bed Bath & Beyond Inc.	1,000	14,980

Drug Manufacturer-other 4.40%
AbbVie Inc.	500	43,795

Generic Drug 2.23%
Mylan N.V.*	1,500	22,245

Semiconductor 7.59%
Silicon Motion Technology ADR	2,000	75,560

IC Design 14.30%
Himax Technologies, Inc.* ADR	40,000	142,400

Internet Services 1.27%
Baidu, Inc.* ADR	100	12,659

Total Equities 31.29%		311,639

Exchange Traded Fund 36.40%
Direxion Daily Develop Market Bull	500	21,373
Direxion Daily Energy Bull 2X Shares	550	5,148
Direxion Daily Financial Bull 3X Shares	1,100	37,257
Direxion Daily MSCI Brazil Bull 2X Shares	85	5,608
Direxion Daily MSCI Emerging Markets Bull 3X Shares	200	11,530
Direxion Daily MSCI India Bull 2x Shares	500	15,750
Direxion Daily Real Estate Bull 3X Shares	2,000	20,060
Direxion Daily S&P500 Bull 3X Shares	1,500	78,991
Direxion Daily Small Cap Bull 3X Shares	500	15,300
Direxion Mid Cap Bull 3x Shares	1,500	32,550
iShares MSCI China ETF	200	14,834
iShares MSCI EAFE Value ETF	200	8,070
iShares Russell Mid-Cap Value ETF	100	8,084
KraneShares CSI China Internet	400	27,272
Vanguard FTSE All-World ex-US Small-Cap Index Fund ETF Shares	100	10,529
Vanguard FTSE Emerging Markets Index Fund ETF Shares	700	30,268
Vanguard Real Estate Index Fund ETF Shares	200	15,792
VictoryShares US Large Cap High Div Volatility Wtd	100	4,045
		362,461

Short Term Investments 8.12%
First American Government Obligation Fund Class Z	16,771	16,771
First American Treasury Obligation Fund Class Z	19,489	19,490
Invesco Treasury Portfolio Institutional	22,322	22,322
Morgan Stanley Inst Liq Treasury Portfolio	22,322	22,322
		80,905

Total Investments (Cost $857,514) 75.81%		755,005

Other Assets less Liabilities 24.19%		240,798

Net Assets 100%		$995,803

*Non income producing securities

ADR – American Depository Receipt

See accompanying notes to financial statements

Upright Assets Allocation Plus Fund

Statement of Assets and Liabilities

September 30, 2020

ASSETS:
Investments, at market value	755,005
(Identified cost $857,512)
Cash	257,102
Dividend receivable	15

Total Assets	$1,012,122

LIABILITIES:
Investment adviser fees	6,848
Administrative fees	2,470
Custodian fees	575
Auditors and legal fees	2,562
Trustee fees	1,026
Registration fees	932
Insurance fees	543
Miscellaneous	1,373

Total Liabilities	$16,329

NET ASSETS	$995,803

NET ASSETS CONSIST OF:
Paid-in capital	1,104,642
Total distributable losses	(108,839)
Net Assets (based on	$995,803
127,227 shares outstanding)

Net Asset Value and Redemption Price Per Share	$7.83

See accompanying notes to financial statements

Upright Assets Allocation Plus Fund

Statement of Operations
From October 1, 2019 to September 30, 2020

INVESTMENT INCOME:
Dividend income	8,485
Interest income	2,236

Total investment income	10,721

EXPENSES:
Investment advisory fees	11,648
Administrative fees	4,100
Custodian fees	3,050
Auditors and legal fees	2,562
Blue sky fees	732
Insurance fees	543
Trustee fees	732
Miscellaneous	2,996
Total expenses	$26,561

NET INVESTMENT LOSS	($15,840)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment securities	6,600
Change in net unrealized appreciation on investments	157,591

Total realized and unrealized gains on investments-net	$164,191

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,351

See accompanying notes to financial statements.

Upright Assets Allocation Plus Fund

Statement of Changes in Net Assets

	Year Ended September 30
	2020	2019
OPERATIONS
Net investment loss	(15,840)	(11,432)
Net realized gain on investment transactions	6,600	1,601
Net change in unrealized appreciation (depreciation) on investments	157,591	(145,506)
Net increase (decrease) in net assets from operations
	$148,351	$(155,337)
Distributions to Shareholders
From realized gains from securities transactions	-	-

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	70,818	162,222
Payments for shares redeemed	0	0
Reinvestment of distributions	0	0
Net increase in net assets from capital share transactions	70,818	162,222

TOTAL INCREASE IN NET ASSETS	$219,169	6,885

NET ASSETS:
Beginning of year	776,634	769,749
End of year	$995,803	$776,634

CHANGES IN SHARES OUTSTANDING
Shares sold	9,632	22,342
Shares reinvested	0	0
Shares redeemed	0	0
Net increase in shares outstanding	9,632	22,342

See accompanying notes to financial statement

Upright Assets Allocation Plus Fund

Financial Highlights
Selected data for a share outstanding throughout each year

	Year Ended September 30
	2020	2019	2018
PER SHARE DATA
Net asset value, beginning of year	$6.60	$8.08	10.00
Investment operations:
Net investment loss	(0.12)	(0.11)	(0.11)
Net realized and unrealized loss	1.35	(1.37)	(1.81)

Total from investment operations	1.23	(1.48)	(1.92)

Less distributions from net realized gains	-	-	-

Net asset value, end of period	$7.83	$6.60	$8.08

TOTAL RETURN	18.64%	(18.32)%	(19.20)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$995,803	$776.63	$769.75
Ratio of expenses to average net assets	2.89%	2.71%	1.75%
Ratio of net investment loss to average net assets	(1.72)%	(1.48)%	(1.27)%
Portfolio turnover rate	5.03%	2.69%	52.53%

Note: The Fund uses the average share method to calculate selected data per share, and average net assets to calculate the supplemental ratios throughout each year.

Upright Assets Allocation Plus Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of three diversified investment portfolios. The principal investment objective of the Assets Allocation Plus Fund is to seek total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2020.

Level 1	$755,005
Level 2	-
Level 3	-
Total	$755,005

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually. Distributions of the Fund’s net realized capital gains, if any, are declared at least annually. Distributions are recorded on the Ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2020 or 2019.

f)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The Fund does not have any open short positions on September 30, 2020.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase. No securities were purchased on margin during the year ended on September 30, 2020. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2020 (excluding repurchase agreements and short-term securities), were as follows:

	Other than U.S. Govt. Securities	U.S. Govt. Securities
Purchases	$151,225	-
Proceeds from sales	$27,068	-

As of September 30, 2020, the gross unrealized appreciation for all securities totaled $114,655 and the gross unrealized depreciation for all securities totaled $(217,164) for a net unrealized depreciation of $(102,509) for tax purposes.  The aggregate cost of securities including cash and money funds on September 30, 2020 was $857,514.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $6,848 of adviser fees through September 30, 2020. During the period ended September 30, 2020 the Fund incurred $11,648 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

The Fund has accrued $2,470 of administrative fees through September 30, 2020. During the period ended September 30, 2020, the Fund incurred $4,031 in administrative fees.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss as investments	$(6,330)
Unrealized depreciation on investments	$(102,509)
Total distributable losses	$(108,839)

The tax character of distributions paid for the period ended September 30, 2019 and 2020 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/20	-	-	-
9/30/19	-	-	-

6. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Assets Allocation Plus Fund

Boyle CPA, LLC

Certified Public Accountants & Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and

Shareholders of Upright Assets Allocation Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Upright Assets Allocation Plus Fund (the “Fund”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, changes in nets assets for each of the two years in the period ended September 30, 2020, and the financial highlights for the each of the three years in the period ended September 30, 2020, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year ended September 30, 2020, and the changes in net assets and financial highlights for each of the two years in the period ended September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ Boyle CPA, LLC

We have served as the Company’s auditor since 2018

Bayville, NJ

December 21, 2020

361 Hopedale Drive SE

    P (732) 822-4427

Bayville, NJ 08721

        F (732) 510-0665

Upright Assets Allocation Plus Fund

(unaudited)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form NPort-Ex. The Fund’s Forms NPort-Ex are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms NPort-Ex may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2020	September 30, 2020	April 1, 2020 to September 30, 2020

Actual	$1,000.00	$1,186.36	$15.80
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,010.55	$14.53

* Expenses are equal to the Fund's annualized expense ratio of 2.89%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Upright Assets Allocation Plus Fund

 Security Holdings by Industry Sector

September 30, 2020

(unaudited)

The following chart gives a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Asset Allocation Fund Holdings
September 30, 2020
Drug Manufacturer-other
Consumer
Generic Drug
Semiconductor
Cash
IC Design
Short Term Investments
Internet Services
Exchange Traded Fund

The pie chart calculation is based on Total Investments of $995,793

Upright Assets Allocation Plus Fund

(unaudited)

Approval of the Advisory Contract

Approval of Investment Advisory Contract.  At a meeting held on June 21, 2019, the Board of Trustees, including the Independent Trustee, unanimously renewed the Investment Advisory Agreement between the Fund and the Adviser.  To assist the Board in their evaluation of the Investment Advisory Agreement, the Board was supplied with supporting information from the Adviser in advance of the meeting.  The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement.

Fund and Adviser Performance. The Board reviewed the performance returns of the Fund as compared with various benchmarks for different time periods.  Specifically, they were presented with average annual total returns of the Fund for various time periods, as compared to the returns of a peer group of funds and the S&P 500 Index.  The Trustees noted that the Fund's performance compared favorably to the peer group, and its relevant benchmark on a consistent basis.  The Board also took into consideration that the Fund tended to outperform its peers in both up and down markets.  Finally, the Board noted the Fund's low portfolio turnover rate and its high tax efficiency ranking.  The Board concluded that the Fund's performance history makes a compelling case that the Adviser had consistently and successfully managed the Fund in accordance with its stated objectives.

Nature, Quality, and Extent of Services Provided.  When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser.  The Board also analyzed the Adviser's experience and the capabilities of the portfolio manager.  The Board noted that the level of shareholder redemptions historically has been extremely low, which they concluded is a reflection of the quality of the services provided by the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as an impressive shareholder redemption ratio, the Board concluded that the services provided to the Fund by the Adviser were superior.

Comparison with Other Contracts and Other Clients.  The Board discussed at length the advisory fee of 1.5% of daily net assets and approved the change of the rate.

The Board noted that while that the Adviser received an Administrative Fee of 0.45% of daily net assets, the fee was well below the level necessary to cover expenses.  Starting from 10/01/2017, the rate was changed as follows. The Fund shall pay the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

Cost of Services and Profits to be realized by the Adviser.  In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund.  Consequently, the Board concluded that the Adviser was merely breaking even on its overall relationship with the Fund.

Economies of Scale.  The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.  The Board noted that the Fund's total expense ratio has generally declined as net assets have increased.  The Board also noted that the Adviser's profitability has remained low.  Noting that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown due to the efforts of the administrator and the Adviser, the Board concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints.

Other Benefits. The Board considered other benefits to the Adviser as a result of its relationship to the Fund.  Aside from the management fee, the Board considered the Adviser's receipt of an administrative fee.  After reviewing the administrative services provided by the Adviser, the Board considered this benefit to be reasonable.  The Adviser does not receive soft dollar credits, nor does it execute portfolio transactions through affiliated brokers.

The Board did not identify any single factor discussed previously as all-important or controlling in their determination to renew the Investment Advisory Agreement. The Board, including the Independent Trustee, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor.

Mr. David Chiueh owns 100% of the stock of the Advisory, Upright Financial Corporation.

Proxy Voting Guidelines.

Because the Fund holds only extremely small positions in the voting securities of any issuer, the board reconfirmed on April 25, 2014 that there was limited value to voting any of the Fund's shares and decided not to exercise the Fund's right to vote. No votes have been cast on securities by the Fund during the reporting period. However, if the fund is to obtain larger positions in the voting securities of any issuer or if the board decides to exercise its right to vote, the process will follow the procedures as described in the fund prospectus.  A record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling collect, 1-973-533-1818, or by accessing the SEC’s website at www.sec.gov.

Trustees and Officers (unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust, unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover, NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alice Chen 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee and Financial Officer	Since November 2009/ Indefinite	Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China Senior Administrator, J&M Manufacturing Corp, New Jersey	3	None
Evelyn Kung 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1957	Trustee	Since August 2018/ Indefinite	Active CPA practitioner/business owner since 1989	3	None
Marco Yeh 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee	Since August 2018/ Indefinite	Eunice Industry Corp. City of Industry, CA President 2007	3	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover, NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Boyle CPA, LLC

361 Hopedale Drive SE

Bayville, NJ 08721

Transfer Agent

Mutual Shareholder Services

8000Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Trustees

David Y.S. Chiueh

Alice Chen

Evelyn Kung

Chao Cho Yeh

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S. Chiueh

David Y.S. Chiueh

Trustee

Date: December 21, 2020

By : /s/ David Y.S. Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 21, 2020

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The current head of the Audit Committee is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experience in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets annually with the independent accountant (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2020

$2,000

(b) Audit-Related Fees

FY 2020

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2020

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2020

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2020

$ 0

FY 2019

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2020, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 21, 2020

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 21, 2020

* Print the name and title of each signing officer under his or her signature.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________________________

Upright Growth and Income Fund

_____________________________________________________________________________________________

September 30, 2020

_____________________________________________________________________________________________

Letter to Shareholders…………………………………………………………………………………………3

Schedule of Investments ……………………………………………………………….……………………..7

Statement of Assets and Liabilities……………………………………………………………………………9

Statement of Operations…………………………………………………………………….………………..10

Statements of Changes in Net Assets………………………………………………………….…………..…11

Financial Highlights……………………………………………………………………………………..…...12

Notes to Financial Statements……………………………………………………………………………..…13

Fund Expenses...………………………………………………………………………………………..…….16

Security Holdings by Industry Sector………………………………………………………………………..17

Trustees and Officers………………………………………………………………………………………...19

Upright Growth and Income Fund

Dec 8, 2020

Dear Valued Shareholder

We would like to present the Annual Report of Upright Growth and Income Fund for the fiscal year ended September 30, 2020.  The Fund increased 21.03% before taxes, versus the Dow Jones US Total Stock Market Index (DWCF) gain of 14.54%.

Market Review

There was unprecedented wild volatility in the stock market during the first quarter as the pandemic was unfolding. Numerous media outlets added fuel to the fire by reporting that we are heading into a prolonged recession in the magnitude not unlike 1929. The market dutifully reacted accordingly for a short period, during which time the stock market halted trading temporarily on a number of occasions when the “circuit breaker” was tripped due to rapid sell-off that dipped below a certain threshold. Even Warren Buffett said he never had such scenario played out in his lifetime.

Covid 19 caused the S&P 500 to lose around 37% in the first one and half months. This is an even bigger drop than during the 2008 financial crisis.

How did we respond to this pandemonium? We remained calm and used our past experience to handle this chaos.  We were also guided by science, the stock market indices of the past 100 years, to help weather this storm. It was an uncomfortable time but we did not sell in panic. On the contrary, we bought some at the bottom while turning upward.

In mid-March, the market made an unexpected vertical rebound. This year, with doubts on many people’s minds, the market is ending strong with impressive results. This is like a déjà vu of 2019, market drops dramatically and unexpectedly, many nervous investors sell in a panic, then a good rebound ensues.

As stated before, there were some anxieties behind such drastic fluctuations. We believe that after ten years of market growth, the stock prices are at a reasonable, and even at a slightly higher price range. And every bit of news could send the market reeling.

Some people question whether there are signs of a bubble in the market due to historic high valuations, such as S&P 500, pushing up the P/E ratio of US stocks. At the end of September 2020, the P/E ratio of US stocks is around 34, very close to the Shiller P/E ratio of 31, which is much higher than the historical average of about 16.

The stock price is not cheap, but the current 10-year bond rate is also at a relative historical low of about 0.68, dropping from 1.7% one year ago due to Fed’s unlimited quantitative easing during Covid 19. The dividend provided by the S&P 500 is close to 1.75% in September. So we believe that although US stocks are not cheap, there will not be a crash like the 2008 financial tsunami.

We continue to hold the same view as a year ago that when the market hits record highs, it is often due in large part to technological advancements, efficiency improvements, and the advent of the 5G communication era, all contributing to increased productivity of technology. With AI, driverless cars, electric vehicles and the application of virtual reality, we estimate that the stock market will advance in a turbulent wave. That said, we also pay close attention to the rationality of the stock market valuation.

Portfolio review

The main reason for the good performance this year has to do with the following holdings that are finally showing their growth momentum that we have been waiting for a while. These are Apple, a strong 72% growth, NVDA which delivered about three times growth in the past fiscal year, and Himax, which also joined this parade, finally, as we kept mentioning before that it will turn when the time is ready. It seems we are seeing light at the end of the tunnel especially when Himax announced earnings growth for three consecutive quarters in a row.  We also bought ETFs when they were oversold and have shown outstanding returns.

However, the pharmaceutical industry, with significant holding on TEVA, is still under the trading range but should have reached its bottom. We also estimate that there will be a good opportunity for the stock to climb in the next few years. It does challenge the investor’s patience. But we still believe its fair price will arrive as our other holdings did in 2020.

Conclusion

Do not let short-term uncertainty derail long-term investment goal. Periods of ambivalence can present challenges. Correction is also inevitable for the market that is continually reaching new highs. We deem it healthy and necessary, while at the same time we pay close attention to market and stock valuations. We appreciate your trust and business, more so when facing headwinds, and will always strive to achieve outstanding performance.

Sincerely,

David Y. S. Chiueh

Portfolio Manager

Upright Growth and Income Fund VS. Bechmark performance
updddx value
DWCF value
LUGCTRUU Value
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
13,668
11,858
8,230
10/1/2017
1/1/2018
4/1/2018
7/1/2018
10/1/2018
1/1/2019
4/1/2019
7/1/2019
10/1/2019
1/1/2020
4/1/2020
7/1/2020

This chart reflects a comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Dow Jones US Total Stock Market Index (DWCF) - The Dow Jones U.S. Total Stock Market Index, a member of the Dow Jones Total Stock Market Indices family, is designed to measure all U.S. equity issues with readily available prices.

Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU) - It is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities.

Average Annual Returns

For the Periods ended September 30, 2020

	1-Year	Since Inception （10/10/2017）
Upright Growth & Income Fund (UPDDX)	21.03%	-5.07%
Dow Jones US Total Stock Market Index (DWCF)	14.54%	11.08%
Bloomberg Barclays US Gov't/Credit Index (LUGCTRUU)	8.03%	5.90%

Schedule of Investments

As of September 30, 2020

Description	Shares	Market Value
Equities
Consumer 2.66%
Bed Bath & Beyond Inc.	1,500	22,470
Tapestry, Inc.	300	4,689
		27,159
Drug Manufacturer-other 6.92%
AbbVie Inc.	600	52,554
Teva Pharmaceutical Industries Limited* ADR	2,000	18,020
		70,574
Electrical Industry 0.61%
General Electric Company	1,000	6,230

Electronic Equipment 4.54%
Apple Inc.	400	46,324

Financial Services 5.83%
Goldman Sachs Group Inc	200	40,194
J P Morgan Chase & Company	200	19,254
		59,448

Healthcare Services 1.72%
CVS Health Corporation	300	17,520

Leisure 2.43%
The Walt Disney Company	200	24,816

Oil 1.01%
Exxon Mobil Corporation	300	10,299

Pharmaceutical 1.76%
Walgreens Boots Alliance, Inc.	500	17,960

Semiconductor 13.51%
Nvidia Corp	150	81,183
Silicon Motion Technology Corporation	1,500	56,670
		137,853
IC Design 17.44%
Himax Technologies, Inc.* ADR	50,000	178,000

Total equities – 58.43%		596,183

Exchange Traded Fund 16.23%
Direxion Daily Aerospace & Defense Bull 3X	1,500	15,600
Direxion Daily Industrials Bull 3X Shares	1,000	19,570
Direxion Daily Pharmaceutical & Medical Bull 3X Shares ETF	1,000	15,390
Direxion Daily Real Estate Bull 3X Shares	2,000	20,060
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	150	25,668
Direxion Financial Bull 3x	1,300	44,031
Direxion Mid Cap Bull 3x Shares	1,000	21,700
ProShares S&P 500 Dividend Aristocrats ETF	50	3,607
		165,626

Short-term Investments – 2.20%
Invesco Treasury Portfolio Institutional	22,413	22,413

Total Investments (Cost 873,292) 76.86%		784,222
Other Assets less Liabilities 23.14%		236,191
Net Assets 100%		1,020,413

*Non Income producing securities

ADR – American Depository Receipt

See accompanying notes to financial statements

Upright Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2020

ASSETS
Investments, at market value	784,222
(Identified cost $873,292)
Cash	255,614
Accrued dividends receivable	180

Total Assets	$1,040,016

LIABILITIES
Accrued Investment adviser fees	8,279
Accrued Administrative fees	2,587
Accrued Custodian fees	1,182
Accrued Auditor and legal fees	2,569
Accrued Trustee fees	1,170
Accrued Insurance fees	732
Miscellaneous	3,084

Total Liabilities	$19,603

NET ASSETS	$1,020,413

NET ASSETS CONSIST OF
Paid-in capital	1,093,226
Total distributable losses	(72,813)
Net Assets (based on 123,987 shares outstanding)	$1,020,413

Net Asset Value, redemption price per share	$8.23

See accompanying notes to financial statements.

Upright Growth and Income Fund

Statement of Operations
From October 1, 2019 to September 30, 2020

INVESTMENT INCOME
Dividend income	10,186
Interest income	2,031
Total investment income	$12,217

EXPENSES
Investment advisory fees	13,890
Administrative fees	4,167
Custodian fees	3,597
Auditors and legal fees	2,562
Trustee fees	1,098
Blue sky fees	732
Miscellaneous	4,663
Total expenses	$30,709
NET INVESTMENT LOSS	$(18,492)

REALIZED AND UNREALIZED GAIN or (LOSS) ON INVESTMENTS
Net realized gain or (loss) on investment securities	0
Change in net unrealized appreciation on investments	187,899

Total realized and unrealized gain on investments-net	$187,899
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,407

See accompanying notes to financial statements.

Upright Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30
	2020	2019
OPERATIONS
Net investment loss	($18,492)	($10,835)
Net realized gain on investment transactions	0	$5,870
Net change in unrealized appreciation (depreciation) on investments	187,899	($162,328)

Net increase (decrease) in net assets from operations	$169,407	($168,293)
Distributions to Shareholders
From short term capital gains in securities transactions	-	($13678)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	$71,616	$164,481
Payments for shares redeemed	-	-
Reinvestment of distributions	-	$13,678
Net increase in net assets from capital share transactions	$71,616	$178,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	$241,023	($3,812)

NET ASSETS:
Beginning of year	$779,390	$783,202
End of year	$1,020,413	$779,390

CHANGES IN SHARES OUTSTANDING
Shares sold	9,356	23,447
Shares reinvested	0	0
Shares redeemed	0	0
Net increase in shares outstanding	9,356	23,447

See accompanying notes to financial statements.

Upright Growth and Income Fund

Financial Highlights
Selected data for a share outstanding throughout each year

	Year End September 30
	2020	2019	2018
PER SHARE DATA
Net asset value, beginning of year	$ 6.80	$ 8.59	$ 10.00
Investment operations:
Net investment income	-0.15	-0.11	-0.18
Net realized and unrealized gain (loss) on investments	1.58	-1.53	1.26

Total from investment operations	1.43	-1.64	-1.44

Less distributions from net realized gains	0	-0.15	0

Net asset value, end of period	8.23	6.80	8.59

TOTAL RETURN	21.03%	-19.22%	-14.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	1,020.41	779.39	783.2
Ratio of net expenses to average net assets	3.29%	2.86%	2.34%
Ratio of net investment loss to average net assets	-1.98%	-1.51%	-1.89%
Portfolio turnover rate	0%	8.04%	31.38%

Note: The Fund uses the average share method to calculate selected data per share, and average net assets to calculate the supplemental ratios throughout each year.

Upright Growth and Income Fund

Upright Growth and Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently includes the Upright Growth and Income Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2020.

Level 1	$784,222
Level 2	-
Level 3	-
Total	$784,222

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually. Distributions are recorded on the Ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

d)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2020 or 2019.

e)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The Fund does not have any open short positions on September 30, 2020.

g)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase. No securities were purchased on margin during the year ended on September 30, 2020. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2020 (excluding repurchase agreements and short-term securities), were as follows:

Other than

U.S. Govt.     U.S. Govt.

Securities       Securities

Purchases

              $150,518

0

Proceeds from sales                 0

0

As of September 30, 2020, the gross unrealized appreciation for all securities totaled $154,954 and the gross unrealized depreciation for all securities totaled $(244,024) for a net unrealized depreciation of $(89,070) for tax purposes.  The aggregate cost of securities including cash and money funds on September 30, 2020 was $873,292.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $8,279 of adviser fees through September 30, 2020. During the period ended September 30, 2020 the Fund incurred $13,890 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.40% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.35% of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $2,587 of administrative fees through September 30, 2020. During the period ended September 30, 2020, the Fund incurred $4,167 in administrative fees.

The investment advisor has paid the trustees fees personally. Accordingly, the trustee’s fees payable is due to him.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain as investments	$16,257
Unrealized depreciation on investments	$(89,070)
Total distributable losses	$(72,813)

The tax character of distributions paid for years ended September 30, 2019 and 2020 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/2019	$13,678	-	$13,678
9/30/2020	-	-	-

6. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Growth and Income Fund

Boyle CPA, LLC

Certified Public Accountants & Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and

Shareholders of Upright Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Upright Growth and Income Fund (the “Fund”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, changes in nets assets for each of the two years in the period ended September 30, 2020, and the financial highlights for the each of the three years in the period ended September 30, 2020, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year ended September 30, 2020, and the changes in net assets and financial highlights for each of the two years in the period ended September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion..

/s/ Boyle CPA, LLC

We have served as the Company’s auditor since 2018

Bayville, NJ

December 21, 2020

361 Hopedale Drive SE

    P (732) 822-4427

Bayville, NJ 08721

F (732) 510-0665

Upright Growth and Income Fund

(unaudited)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form NPort-Ex. The Fund’s Forms NPort-Ex are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms NPort-Ex may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fund Expenses

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Upright Growth and Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2019	September 30, 2020	April 1, 2020 to September 30, 2020

Actual	$1,000.00	$1,210.29	$18.18
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,008.55	$16.52

* Expenses are equal to the Fund's annualized expense ratio of 3.29%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Security Holdings by Industry Sector

September 30, 2020
(unaudited)

The following chart gives a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Security Holdings by Industry Sector
September 30, 2020
Drug Manufacturer-other
Consumer
Electrical Industry
Cash
Electronic...
Financial Services
Short-term Investments
Healthcare Services
Leisure
Oil
Pharmaceutical
Semiconductor
Exchange Traded Fund
IC Design

The pie chart calculation is based on Total Investments of $1,020,413

Upright Growth and Income Fund

(unaudited)

Approval of the Advisory Contract

Approval of Investment Advisory Contract.  At a meeting held on June 21, 2019, the Board of Trustees, including the Independent Trustee, unanimously renewed the Investment Advisory Agreement between the Fund and the Adviser.  To assist the Board in their evaluation of the Investment Advisory Agreement, the Board was supplied with supporting information from the Adviser in advance of the meeting.  The following describes the material factors and conclusions that formed the basis for the Board's approval of the New Investment Management Agreement.

Fund and Adviser Performance. The Board reviewed the performance returns of the Fund as compared with various benchmarks for different time periods.  Specifically, they were presented with average annual total returns of the Fund for various time periods, as compared to the returns of a peer group of funds and the S&P 500 Index.  The Trustees noted that the Fund's performance compared favorably to the peer group, and its relevant benchmark on a consistent basis.  The Board also took into consideration that the Fund tended to outperform its peers in both up and down markets.  Finally, the Board noted the Fund's low portfolio turnover rate and its high tax efficiency ranking.  The Board concluded that the Fund's performance history makes a compelling case that the Adviser had consistently and successfully managed the Fund in accordance with its stated objectives.

Nature, Quality, and Extent of Services Provided.  When discussing the nature, quality and extent of services that the Adviser provides the Fund, it was noted that, in addition to managing the Fund's portfolio, essentially all of the business of operating the Fund is conducted by the Adviser.  The Board also analyzed the Adviser's experience and the capabilities of the portfolio manager.  The Board noted that the level of shareholder redemptions historically has been extremely low, which they concluded is a reflection of the quality of the services provided by the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as an impressive shareholder redemption ratio, the Board concluded that the services provided to the Fund by the Adviser were superior.

Comparison with Other Contracts and Other Clients.  The Board discussed at length the advisory fee of 1.5% of daily net assets and approved the change of the rate.

The Board noted that while that the Adviser received an Administrative Fee of 0.45% of daily net assets, the fee was well below the level necessary to cover expenses.  Starting from 10/01/2014, the rate was changed as follows. The Fund shall pay the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million to $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million.

Cost of Services and Profits to be realized by the Adviser.  In considering the profits realized by the Adviser, the Board found that while the Adviser was realizing a reasonable profit from its advisory services to the Fund, it was incurring losses on the administrative services it provided to the Fund.  Consequently, the Board concluded that the Adviser was merely breaking even on its overall relationship with the Fund.

Economies of Scale.  The Trustees received and considered information regarding whether the Adviser had realized economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.  The Board noted that the Fund's total expense ratio has generally declined as net assets have increased.  The Board also noted that the Adviser's profitability has remained low.  Noting that Fund shareholders have benefited from economies of scale as the Fund's net assets have grown due to the efforts of the administrator and the Adviser, the Board concluded that the Fund's fee structure is reasonable and that economies of scale have been realized by shareholders despite the absence of asset-level breakpoints.

Other Benefits. The Board considered other benefits to the Adviser as a result of its relationship to the Fund.  Aside from the management fee, the Board considered the Adviser's receipt of an administrative fee.  After reviewing the administrative services provided by the Adviser, the Board considered this benefit to be reasonable.  The Adviser does not receive soft dollar credits, nor does it execute portfolio transactions through affiliated brokers.

The Board did not identify any single factor discussed previously as all-important or controlling in their determination to renew the Investment Advisory Agreement. The Board, including the Independent Trustee, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor.

Mr. David Chiueh owns 100% of the stock of the Advisory, Upright Financial Corporation.

Proxy Voting Guidelines.

Because the Fund holds only extremely small positions in the voting securities of any issuer, the board reconfirmed on April 25, 2014 that there was limited value to voting any of the Fund's shares and decided not to exercise the Fund's right to vote. No votes have been cast on securities by the Fund during the reporting period. However, if the fund is to obtain larger positions in the voting securities of any issuer or if the board decides to exercise its right to vote, the process will follow the procedures as described in the fund prospectus.  A record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling collect, 1-973-533-1818, or by accessing the SEC’s website at www.sec.gov.

Trustees and Officers (unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed as “interested persons” of the Trust because he is an officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Alice Chen 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee and Financial Officer	Since November 2009/ Indefinite	Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China Senior Administrator, J&M Manufacturing Corp, New Jersey	3	None
Evelyn Kung 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1957	Trustee	Since August 2018/ Indefinite	Active CPA practitioner/ business owner since 1989	3	None
Marco Yeh 349 Ridgedale Ave East Hanover NJ 07936 Year of Birth: 1962	Trustee	Since August 2018/ Indefinite	Eunice Industry Corp. City of Industry, CA President 2007	3	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover, NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Boyle CPA, LLC

361 Hopedale Drive SE

Bayville, NJ 08721

(732)-822-4427

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Trustees

David Y.S. Chiueh

Alice Chen

Evelyn Kung

Chao Cho Yeh

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 21, 2020

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 21, 2020

Item 2. Code of Ethics.

(a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)  Honest and ethical conduct, including the ethical handling of actual or apparent   conflicts of interest between personal and professional relationships;

(2)  Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)  Compliance with applicable governmental laws, rules, and regulations;

(4)  The prompt internal reporting of violations of the code to an appropriate person or     persons identified in the code; and

(5)  Accountability for adherence to the code.

(c)  Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/2017, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experience in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2020

$2,000

(b) Audit-Related Fees

FY 2020

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2020

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2020

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2020

$ 0

FY 2019

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2017, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 21, 2020

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 21, 2020

* Print the name and title of each signing officer under his or her signature.